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                                                                    EXHIBIT 10.1

                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made by and between TELENETICS CORPORATION, a California corporation, with its address at 39 Parker, Irvine, California 92618 (the "COMPANY"), and the undersigned (the "SUBSCRIBER"), effective as of the date this Agreement is accepted by the Company.

                                 R E C I T A L S
                                 ---------------

         A. The Company is offering (the "OFFERING") up to 15,285,715 shares of the Company's common stock, no par value per share (the "COMMON STOCK"), pursuant to the Company's Confidential Private Placement Memorandum dated December 15, 2004, as amended or supplemented (the "MEMORANDUM").

         B. Subscriber desires to acquire shares of Common Stock in the amount set forth on the signature page hereof.

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         1.       SUBSCRIPTIONS FOR SECURITIES AND REPRESENTATIONS BY
                  SUBSCRIBER.

                  (a) Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase from the Company shares of the Company's Common Stock in an amount aggregating the Purchase Price (as set forth on the signature page hereof) and the Company agrees to sell such shares of Common Stock to the Subscriber for the Purchase Price, subject to the Company's right to sell to the Subscriber such lesser amount as it may, in its sole discretion, deem necessary or desirable. The Purchase Price is payable by wire transfer or by check, subject to collection, as set forth in the Subscription Documents Booklet of which this Agreement is a part. The price per share of Common Stock is $0.07.

                  (b) The Subscriber recognizes that the purchase of the shares of Common Stock involves a high degree of risk in that (i) a limited public market exists for the shares of Common Stock; (ii) the shares of Common Stock have not been registered under the Securities Act of 1933, as amended ("SECURITIES ACT"), and the Company has no obligation to register the shares of Common Stock, except as described in SECTION 3 below and in the Registration Rights Agreement attached hereto as EXHIBIT A; (iii) an investment in the shares of Common Stock is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the shares of Common Stock; (iv) the Subscriber may not be able to liquidate the Subscriber's investment; and (v) the Subscriber could sustain the loss of the Subscriber's entire investment. Such risks are more fully set forth in the Memorandum and the attachments thereto and documents incorporated by reference thereto.

                  (c) The Offering shall continue for a period commencing on the date of the Memorandum and ending on the date set forth in the Memorandum.

                  (d) The Subscriber represents as follows:

                           (i) The Subscriber represents that the Subscriber is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) as indicated by the Subscriber's responses to the Subscriber Questionnaire, a copy of which is included in the Subscription Documents Booklet, and that the Subscriber is able to bear the economic risk of an investment in the Shares.

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                           (ii) The Subscriber acknowledges that the Subscriber
         has significant prior investment experience, including investment in non-registered securities. The Subscriber recognizes the highly speculative nature of this investment. The Subscriber acknowledges that the Subscriber has carefully read the Memorandum, including but not limited to, the Exhibits to the Memorandum which are incorporated by reference into the Memorandum, and fully understands the contents thereof.

                           (iii) The Subscriber hereby acknowledges that this Offering and the Memorandum have not been reviewed by the United States Securities and Exchange Commission ("SEC") or by any state securities regulator because it is intended to be a non-public offering pursuant to Sections 3(a), 4(2) and 4(6) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Subscriber represents that the shares of Common Stock are being purchased for the Subscriber's own account, for investment purposes only and not for distribution or resale to others. The Subscriber agrees that the Subscriber will not sell or otherwise transfer the shares of Common Stock unless they are registered under the Securities Act or unless an exemption from such registration is available.

                           (iv) The Subscriber understands that the shares of Common Stock have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber's investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Subscriber's representation merely meant that the Subscriber's present intention was to hold the shares of Common Stock for a short period, such as the capital gains period of tax statutes, for a deferred sale, for a market rise, assuming that a market exists or develops, or for any other fixed period. The Subscriber realizes that, in the view of the SEC's position, a purchase now with an intent to resell after a pre-determined amount of time would represent a purchase with an intent inconsistent with the Subscriber's representation to the Company, and the SEC might regard such a sale or disposition as a deferred sale to which such exemptions are not available.

                           (v) The Subscriber understands that Rule 144 (the "RULE") promulgated by the SEC under the Securities Act requires, among other conditions, a one year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is the only entity that can register the shares of Common Stock under the Securities Act and that the Company is under no obligation to register the shares of Common Stock under the Securities Act, with the exception of certain registration rights described in
         SECTION 3 below and as set forth in EXHIBIT A attached hereto and made a part hereof. The Subscriber acknowledges that the Company may, if it desires, permit the transfer of shares of Common Stock out of the Subscriber's name only when the Subscriber's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act or any applicable state "blue sky" laws and subject to the provisions of SECTION 1(d)(vi) hereof.

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                           (vi) The Subscriber consents to the placement of a
         legend on any certificate or other document evidencing the shares of Common Stock stating that they have not been registered under the Securities Act and under applicable state securities laws and setting forth or referring to the restrictions on transferability and sale thereof.

                           (vii) The Subscriber understands that the Company will review this Agreement; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close or extend the Offering at any time.

                           (viii) The Subscriber hereby represents that the address of the Subscriber furnished by the Subscriber in the Subscriber Questionnaire is the Subscriber's principal residence, if the Subscriber is an individual, or its principal business address, if the Subscriber is a corporation or other entity.

                           (ix) The Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Subscriber; and the Company shall provide Subscriber with the opportunity to ask additional questions of and receive answers from the Company concerning the Company during the period which the Subscriber owns the shares of Common Stock.

                           (x) The Subscriber has such knowledge and expertise in financial and business matters that the Subscriber is capable of evaluating the merits and risks involved in an investment in the Company and the shares of Common Stock.

                           (xi) The Subscriber has full power and authority to execute and deliver this Agreement and to perform the obligations of the undersigned hereunder; and this Agreement is a legally binding obligation of the Subscriber enforceable in accordance with its terms.

                           (xii) Except as set forth in this Agreement and the Memorandum, no representations or warranties have been made to the Subscriber by the Company, or any of its agents, employees or affiliates, and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Memorandum, the public documents of the Company and the results of an independent investigation by the Subscriber.

                           (xiii) The Subscriber agrees that the Subscriber will not sell or otherwise transfer the shares of Common Stock unless they are registered under the Securities Act and applicable state "blue sky" laws or unless an exemption from such registration is available. The Subscriber represents that (a) the Subscriber has adequate means of providing for the Subscriber's current needs and possible personal contingencies, (b) the Subscriber has no need for liquidity in this investment, (c) the Subscriber is able to bear the substantial economic risk of an investment in the Shares for an indefinite period of time, and (d) at the present time the Subscriber could afford a complete loss of such investment.

                           (xiv) It is understood that all documents, records and books pertaining to this investment have been made available for the inspection by the Subscriber's attorney and/or accountant and the Subscriber.

         2.       TERMS OF SUBSCRIPTION.

                  The Offering of shares of Common Stock is being made on a "best efforts" basis by the Placement Agent (as defined in the Memorandum) in the manner more particularly set forth in the Memorandum. If the Company fails to deliver to the Placement Agent the certificates representing the shares of Common Stock purchased pursuant to this Agreement on or before the third (3rd) business day ("Delivery Deadline") following the Closing Date (as defined in the Memorandum and assuming December 24, 2004 is not a business day), then the

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Company will be required to pay to the Subscriber on or before the tenth (10th)
day after the Closing Date, as liquidated damages, a cash payment in an amount equal to two percent (2%) of the Purchase Price of the Subscriber's shares of Common Stock that were not delivered to the Placement Agent on or before the Delivery Deadline.

         3.       REGISTRATION RIGHTS.

                  Holders of shares of Common Stock purchased pursuant to this Agreement shall be afforded certain "demand" and "piggy-back" registration rights as more particularly described in the Registration Rights Agreement attached hereto as EXHIBIT A and made a part hereof by this reference.

         4.       MISCELLANEOUS.

                  (a) All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered by hand, (ii) one business day after the business day of transmission if sent by telecopier (with transmission confirmed), provided that a copy is mailed by certified mail, return receipt requested, or (iii) one business day after the business day of deposit with the carrier, if sent for next business day delivery by Express Mail, Federal Express or other recognized express delivery service (receipt requested), in each case addressed to the Company at the address indicated on the first page of this Agreement marked "Attention: David L. Stone, Chief Financial Officer" and to the Subscriber at the Subscriber's address listed in the Subscriber Questionnaire (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties).

                  (b) This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                  (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                  (d) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of California. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in California and they hereby submit to the exclusive jurisdiction of the courts of the State of California and of the federal courts in California with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in case of the address set forth in this Agreement for notices or such other address as the undersigned shall furnish in writing to the other.

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                  (e) This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the shares of Common Stock as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                  (f) The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect.

                  (g) It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                  (h) The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

                            (signature pages follow)

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         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date indicated below as the date the subscription is accepted by the Company.

                          TO BE COMPLETED BY SUBSCRIBER

INDIVIDUALS:                              ENTITIES:

-----------------------------------       --------------------------------------
Print Name                                Print Name of Subscriber

-----------------------------------       --------------------------------------
Signature                                 Authorized Signature

-----------------------------------       --------------------------------------
Signature (if Joint Tenants               Print Name of Signatory and
or Tenants in Common)                     Capacity in which Signed

                   Proposed Investment Amount: $_____________

                         TO BE COMPLETED BY THE COMPANY

         The foregoing subscription is accepted by the Company as to an aggregate purchase price of $________________ ("Purchase Price") effective as of December 23, 2004.

                                    TELENETICS CORPORATION,
                                    a California corporation

                                    By:
                                       -----------------------------------------
                                         David L. Stone, Chief Financial Officer

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                         Attachment to Exhibit 10.1

Subscriber Name                             Common Shares Purchased
---------------                             -----------------------

Joseph D. Chamberlain                                      785,714
Howard Farkas                                              500,000
Philip Baroni &  Rachel Baroni Trust DTD 8/1/95            285,714
Brady T. Lipp                                              500,000
Gary Arnold and Patricia Arnold Ten Com                    714,286
Meadowbrook Opportunity Fund LLC                         5,000,000
Emmanuel Metz                                            1,000,000
Kuefenhoef Equity Fund, L.P.                             1,071,429
Michael N. Taglich                                         714,286
Robert F. Taglich                                          714,286
J. Michael Reisert Inc.                                    357,143
Arnold Ventures Fund LP                                  1,492,857
Dennis W. Wilson                                           142,857
Timothy Lee Kistler                                        142,857
D. Ernest Duke                                             714,286
John G. Funk                                               150,000
William C. Kosoff                                          285,714
Barry G. Patton Revocable Trust                            714,286